UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2016

MICROBOT MEDICAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19871	94-3078125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Derby Street, 27/1

Hingham, MA 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 938-5561

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 29, 2016, Microbot Medical Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, that C&RD Israel Ltd., an Israeli corporation and a wholly owned subsidiary of the Company, completed a merger with and into Microbot Medical Ltd. (“Microbot Israel”), a company organized under the laws of the State of Israel, with Microbot Israel surviving as a wholly-owned subsidiary of the Company (the “Merger”).

This Current Report on Form 8-K/A amends the Original 8-K to provide the pro forma combined financial information with respect to the Merger, which is included as Exhibit 99.1 to this Current Report on Form 8-K/A. Except as otherwise provided herein, this Current Report on Form 8-K/A does not amend or restate the Original 8-K, nor does it modify or update any of the information made in the Original 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Unaudited pro forma combined financial information with respect to the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2017

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Harel Gadot, Chairman, President, and Chief Executive Officer

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